Long-term debt (Tables)	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Summary of long-term debt

FOR THE YEAR ENDED DECEMBER 31	NOTE	WEIGHTED AVERAGE INTEREST RATE AT DECEMBER 31, 2021	2021	2020
Notes payable(1)	29	0.07%	735	392
Loans secured by trade receivables	29	1.10%	900	1,050
Long-term debt due within one year(2)	25	4.01%	990	975
Total debt due within one year			2,625	2,417
(1)Includes commercial paper of $561 million in U.S. dollars ($711 million in Canadian dollars) and $274 million in U.S. dollars ($349 million in Canadian dollars) as at December 31, 2021 and December 31, 2020, respectively, which were issued under our U.S. commercial paper program and have been hedged for foreign currency fluctuations through forward currency contracts. See Note 29, Financial and capital management, for additional details.
(2)Included in long-term debt due within one year is the current portion of lease liabilities of $864 million and $754 million as at December 31, 2021 and December 31, 2020, respectively.

FOR THE YEAR ENDED DECEMBER 31	NOTE	WEIGHTED AVERAGE INTEREST RATE AT DECEMBER 31, 2021	MATURITY	2021	2020
Debt securities
1997 trust indenture		3.67%	2023-2051	16,750	16,400
1976 trust indenture		9.38%	2027-2054	975	1,100
2011 trust indenture		4.00%	2024	225	225
2016 U.S. trust indenture (1)		3.26%	2024-2052	5,188	2,228
1996 trust indenture (subordinated)		8.21%	2026-2031	275	275
Lease liabilities		4.13%	2022-2065	4,309	4,356
Other				438	386
Total debt				28,160	24,970
Net unamortized discount				(26)	(19)
Unamortized debt issuance costs				(96)	(70)
Less:
Amount due within one year	24			(990)	(975)
Total long-term debt				27,048	23,906
(1)At December 31, 2021 and 2020, notes issued under the 2016 U.S. trust indenture totaled $4,100 million and $1,750 million in U.S. dollars, respectively, and have been hedged for foreign currency fluctuations through cross currency interest rate swaps. See Note 29, Financial and capital management, for additional details.